UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 13, 2012

AllianceBernstein Holding l.p.
(Exact name of registrant as specified in its charter)

Delaware	001-09818	13-3434400
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	212-969-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

AllianceBernstein Holding L.P. (“AB Holding”) and AllianceBernstein L.P. are furnishing a presentation made by Peter S. Kraus, Chairman and Chief Executive Officer, and Seth J. Masters, Chief Investment Officer–Asset Allocation, at the Bank of America Merrill Lynch Banking and Financial Services Conference (“Conference”) on November 13, 2012 (“Presentation”).  The Presentation is attached hereto as Exhibit 99.01.

AB Holding is furnishing a transcript of the portion of the Conference relating to the Presentation (“Transcript”).  The Transcript is attached hereto as Exhibit 99.02.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.01	Presentation.

99.02	Transcript.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AllianceBernstein Holding l.p.

Dated: November 14, 2012	By:	/s/ Mona Bhalla
Mona Bhalla
SVP, Counsel and Corporate Secretary